EXHIBIT 10.20

                              AMENDMENT AND WAIVER
                                       TO
                                CREDIT AGREEMENT


        AMENDMENT AND WAIVER, dated as of June 26, 2007 (the "Amendment") to the Credit Agreement, dated as of May 10, 2002 (as amended, the "Agreement"), by and between ACETO CORPORATION, a New York corporation, ACETO AGRICULTURAL CHEMICALS CORPORATION, a New York corporation, CDC PRODUCTS CORPORATION, a New York corporation, ACETO SANITARY CORP. F/K/A MAGNUM RESEARCH CORP., a New York corporation, ACCI REALTY CORP., a New York corporation, LARLABS CORP., a New York corporation, ARSYNCO INC., a New Jersey corporation, ROEHR CHEMICALS, INC., a New York corporation, ACETO INDUSTRIAL CHEMICAL CORP., a New York corporation, jointly and severally (each a "Company" and, collectively, the "Companies") and JPMORGAN CHASE BANK, N.A., a national banking association, successor to JPMorgan Chase Bank (the "Lender").

                                    RECITALS

        The Company has requested certain amendments and a waiver as set forth herein and the Lender has agreed to such amendments and waiver subject to the terms and conditions of this AMENDMENT.

        NOW, THEREFORE, the parties hereto hereby agree as follows:


                                   ARTICLE 1.
                         AMENDMENTS TO CREDIT AGREEMENT

        SECTION 1.1. Section 1.01 is hereby amended to add the following defined term immediately following the defined term "Quoted Rate Loans" therein.

        "RCP Joint Venture" shall mean UPI - Aceto LLC, a domestic limited liability company formed for the purpose of buying and marketing an Environmental Protection Agency regulated crop protection product of which (i) the Aceto or its Subsidiaries own directly or indirectly at least 49.5% of the membership interest of such entity, (ii) United Phosphorous Inc. owns not more than 50.5% of the membership interests of such entity, and (iii) the allocated profits, losses and capital requirements of such entity are allocated one half to each of Aceto or its Subsidiaries and to United Phosphorous Inc.

        SECTION 1.2. The definition of "Revolving Credit Commitment Termination Date" in Section 1.01 of the Agreement is hereby amended to delete the date "June 30, 2007" and to insert the date "June 30, 2010" in place thereof.

        SECTION 1.3. Section 7.06 of the Agreement is hereby further amended to delete the word "and" prior to clause (h) therein and to add the following text at the end of clause (h):

                and (i) loans and investments by Aceto or its Subsidiaries to and in the RCP Joint Venture provided; (i) no Default or Event of Default should have occurred and be continuing on the date of any such loan or investment (ii) the initial investment or loan shall have occurred on or prior to September 30, 2007, and (iii) such loans and investments shall not exceed $5,100,000 in the aggregate at any time outstanding.

        SECTION 1.4. Section 7.13(a) of the Agreement is hereby amended to delete the amount "$72,000,000" and to insert the amount "$100,000,000" in place thereof in each instance.

        SECTION 1.5. Section 7.14 of the Agreement is hereby amended to delete the text "not in excess of $4,500,000 in the aggregate" in clause (a)(i) thereof.

        SECTION 1.6. Section 7.14 of the Agreement is hereby further amended to delete the dollar amount "$7,000,000" in clause (a)(ii) thereof and to insert the dollar amount "$10,000,000" in place thereof.

        SECTION 1.7. Schedules I, II, III, IV, V, VI, VII and VIII are hereby amended and restated in their entirety as set forth as Schedules I, II, III, IV, V, VI, VII and VIII to this Amendment.


                                   ARTICLE 2.
                           WAIVER TO CREDIT AGREEMENT

        SECTION 2.1. Compliance with Section 6.13 of the Agreement is hereby waived with respect to the Companies' failure to timely execute a Joinder Agreement and to provide the other documentation required thereunder with respect to Aceto Pharma Corp.

                                   ARTICLE 3.
                         REPRESENTATIONS AND WARRANTIES

        The Companies hereby represent and warrant to the Lender that:

        SECTION 3.1. Each of the representations and warranties set forth in each Loan Document is true and correct is all material respects as of the date hereof with respect to the Companies, with the same effect as though made on the date hereof (unless any such representation and warranty is as of a specific date, in which event, as of such date), and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

        SECTION 3.2. As of the date hereof, and after giving effect to the terms hereof, and all prior waivers and amendments executed by the Lender and the Companies prior to the date hereof , there exists no Default or Event of Default.

        SECTION 3.3. The Companies have the corporate power and authority to enter into, perform and deliver this Amendment and any other documents, instruments, agreements or other writings to be delivered in connection herewith. This Amendment and all documents contemplated hereby or delivered in connection herewith, have each been duly authorized, executed and delivered and the transactions contemplated herein have been duly authorized.

        SECTION 3.4. This Amendment and any other documents, agreements or instruments now or hereafter executed and delivered to the Lender by the Companies in connection herewith constitute (or shall, when delivered, constitute) valid and legally binding obligations of Companies, each of which is and shall be enforceable against Companies in accordance with their respective terms.

        SECTION 3.5. No consent, waiver or approval of any entity is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment, or any other agreements, instruments or documents to be executed and/or delivered in connection herewith or pursuant hereto.

        SECTION 3.6. Each of the Loan Documents to which it is a party and each lien and security interest granted thereunder is in full force and effect and will remain in full force and effect after giving effect to this Amendment.

        SECTION 3.7. Neither the certificate of incorporation nor the bylaws or other organizational documents of any Company has been amended since June 1, 2004.

                                   ARTICLE 4.
                           CONDITIONS TO EFFECTIVENESS

        SECTION 4.1. The amendments and waivers provided herein shall not be effective unless the Lender shall have received on or prior to the date hereof the following:

                (a) a Joinder Agreement dated the date hereof in the form attached hereto as Annex I duly executed by the Companies and Aceto Pharma Corp.

                (b) a Secretary's Certificate dated the date hereof in the form attached hereto as Annex II duly executed by the officers of Aceto Pharma Corp. identified therein.

                (c) payment of a nonrefundable amendment and waiver fee in the amount of $15,000.

                (d) reimbursement of the reasonable legal fees and expenses of Farrell Fritz, P.C. counsel to the Lender, in the amount of $2,900.

                                   ARTICLE 5.
                                  MISCELLANEOUS

        SECTION 5.1. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

        SECTION 5.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

        SECTION 5.3. On and after the effective date of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Agreement, and each reference in the Loan Documents to "the Agreement", "thereunder", "thereof", or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended by this Amendment. The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Amendment shall constitute a "Loan Document".

        SECTION 5.4. The Companies agree to take such further actions as the Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Agreement.

        IN WITNESS WHEREOF, the Companies and the Lender have caused this Amendment to be duly executed as of the day and year first above written.


                                                 ACETO CORPORATION


                                                 By: /s/ Leonard Schwartz
                                                 ------------------------
                                                 Name:   Leonard Schwartz
                                                 Title:  Chief Executive Officer

                                                 ACETO AGRICULTURAL CHEMICALS
                                                 CORPORATION


                                                 By: /s/ Leonard Schwartz
                                                 ------------------------
                                                 Name:   Leonard Schwartz
                                                 Title:  Director

                                                 CDC PRODUCTS CORPORATION


                                                 By: /s/ Leonard Schwartz
                                                 ------------------------
                                                 Name:   Leonard Schwartz
                                                 Title:  Director

                                                 ACETO SANITARY CORP.


                                                 By: /s/ Leonard Schwartz
                                                 ------------------------
                                                 Name:   Leonard Schwartz
                                                 Title:  President

                                                 ACCI REALTY CORP.


                                                 By: /s/ Leonard Schwartz
                                                 ------------------------
                                                 Name:   Leonard Schwartz
                                                 Title:  President

                                                 LARLABS CORP.


                                                 By: /s/ Leonard Schwartz
                                                 ------------------------
                                                 Name:   Leonard Schwartz
                                                 Title:  President

                                                 ARSYNCO INC.


                                                 By: /s/ Leonard Schwartz
                                                 ------------------------
                                                 Name:   Leonard Schwartz
                                                 Title:  Chairman

                                                 ROEHR CHEMICALS, INC.


                                                 By: /s/ Leonard Schwartz
                                                 ------------------------
                                                 Name:   Leonard Schwartz
                                                 Title:  President

                                                 ACETO INDUSTRIAL CHEMICAL CORP.


                                                 By: /s/ Leonard Schwartz
                                                 ------------------------
                                                 Name:   Leonard Schwartz
                                                 Title:  President


                                                 JPMORGAN CHASE BANK, N.A.


                                                 By: /s/ Sanford Wald
                                                 ------------------------
                                                 Name:   Sanford Wald
                                                 Title:  Vice President

                                                                         ANNEX I

                                JOINDER AGREEMENT


        Reference is made to that certain Credit Agreement, dated as of May 10, 2002, by and between ACETO CORPORATION, a New York corporation, ACETO AGRICULTURAL CHEMICALS CORPORATION, a New York corporation, CDC PRODUCTS CORPORATION, a New York corporation, ACETO SANITARY CORP., a New York corporation, ACCI REALTY CORP., a New York corporation, LARLABS CORP., a New York corporation, ARSYNCO INC., a New Jersey corporation, ROEHR CHEMICALS, INC., a New York corporation, ACETO INDUSTRIAL CHEMICAL CORP., a New York corporation, jointly and severally (each a "Company" and, collectively, the "Companies") and JPMORGAN CHASE BANK, N.A., a national banking association, successor to JPMorgan Chase Bank (the "Lender") (as same has been and may be further amended, restated, supplemented or otherwise modified, from time to time, the "Credit Agreement").

        ACETO PHARMA CORP., a Delaware corporation (the "New Company") hereby acknowledges and agrees that from and after, the date hereof, (i) the New Company shall be and become (a) a Company under, and in accordance with and subject to, the Credit Agreement and Company shall be bound by the terms of the Credit Agreement; (ii) the New Company shall perform in accordance with the terms of the Credit Agreement and any other Loan Documents to which it is a party; (iii) the New Company shall be jointly and severally liable with the Companies for all of its Obligations including, without limitation, those incurred prior to the date hereof; and (iv) the New Company hereby joins in making each of the representations, warranties, covenants and agreements of the Companies set forth in the Credit Agreement, as if it were originally named a Company therein, as of the date hereof.

        The New Company agrees to execute and deliver such documents and instruments as the Lender may request from time to time to further evidence the agreements of the New Company herein.

        The New Company hereby represents and warrants to the Lender as follows:

        1. The New Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the corporate power to own its assets and to transact the business in which it is presently engaged.

        2. The New Company has the corporate power, authority and legal right to make, deliver, and perform this Joinder Agreement, has taken all necessary corporate action to authorize execution, delivery, performance of this Joinder Agreement. No consent of any other person, no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance and validity or enforceability of this Joinder Agreement.

        3. There is no litigation, investigation or other proceeding of or before any arbitrator or governmental authority pending or threatened against the New Company or any of its assets, which, if adversely determined, would have a material adverse effect on the business, assets or financial condition of the New Company.

        4. This Joinder Agreement has been duly executed and delivered on behalf of the New Company and constitutes the legal, valid and binding obligation of the New Company enforceable against the New Company in accordance with its terms except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally.

        5. The New Company has reviewed the Credit Agreement and agrees to be bound by the terms and conditions thereof.

        All capitalized terms used in this Joinder Agreement and not otherwise defined herein shall have the meaning set forth thereof included in the Credit Agreement.

        THIS JOINDER AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

                          [NEXT PAGE IS SIGNATURE PAGE]

        IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the 26 day of June, 2007.

                                                 ACETO PHARMA CORP.

                                                 By: /s/ Leonard Schwartz
                                                 ------------------------
                                                 Name:   Leonard Schwartz
                                                 Title:  President

ACKNOWLEDGED AND AGREED:

ACETO CORPORATION


By: /s/ Leonard Schwartz
------------------------
Name:   Leonard Schwartz
Title:  Chief Executive Officer

ACETO AGRICULTURAL CHEMICALS CORPORATION


By: /s/ Leonard Schwartz
------------------------
Name:   Leonard Schwartz
Title:  Director

CDC PRODUCTS CORPORATION


By: /s/ Leonard Schwartz
------------------------
Name:   Leonard Schwartz
Title:  Director

ACETO SANITARY CORP.


By: /s/ Leonard Schwartz
------------------------
Name:   Leonard Schwartz
Title:  President

ACCI REALTY CORP.


By: /s/ Leonard Schwartz
------------------------
Name:   Leonard Schwartz
Title:  President

LARLABS CORP.

By: /s/ Leonard Schwartz
------------------------
Name:   Leonard Schwartz
Title:  President

ARSYNCO INC.


By: /s/ Leonard Schwartz
------------------------
Name:   Leonard Schwartz
Title:  Chairman

ROEHR CHEMICALS, INC.


By: /s/ Leonard Schwartz
------------------------
Name:   Leonard Schwartz
Title:  President

ACETO INDUSTRIAL CHEMICAL CORP.


By: /s/ Leonard Schwartz
------------------------
Name:   Leonard Schwartz
Title:  President


JPMORGAN CHASE BANK, N.A.


By: /s/ Sanford Wald
--------------------
Name:  Sanford Wald
Title: Vice President

                                                                        ANNEX II

                             SECRETARY'S CERTIFICATE


        I, Douglas Roth, the duly elected Secretary of Aceto Pharma Corp., a Delaware corporation (the "Company"), do hereby certify as follows:

        1. Attached hereto as Exhibit A is a true, correct and complete copy of the certificate of incorporation of the Company as in effect as of the date hereof together with any amendments thereto. I know of no plan or proceeding for the dissolution or liquidation of the Company.

        2. Attached hereto as Exhibit B is a true, correct and complete copy of the by-laws of the Company as in effect as of the date of adoption of the resolutions set forth below and as of the date hereof.

        3. Attached hereto as Exhibit C is a true, correct and complete copy of resolutions duly adopted by the Board of Directors of the Company. Such resolutions have not been amended, modified, revoked or rescinded as of the date hereof, are in full force and effect and are the only resolutions adopted by the Board of Directors of the Company with respect to the subject matter thereof.

        4. The below named persons are duly elected and qualified officers of the Company holding the respective offices set forth opposite their names and the signatures set forth opposite their names are their genuine signatures:

         Name                       Office              Signature
         ----                       ------              ---------

         Leonard Schwartz           President           /s/ Leonard Schwartz


        5. The Certificate of Incorporation and the By-laws have not been amended since the date of their certification.

        IN WITNESS WHEREOF, I have signed this Certificate as of the 26 day of June, 2007.

                                                     /s/ Douglas Roth
                                                     ----------------
                                                     Secretary

        THE UNDERSIGNED hereby confirms that Douglas Roth has been duly elected, was duly qualified and on the date hereof is the Secretary of the Company and that the signature above is his genuine signature.

                                                     /s/ Leonard Schwartz
                                                     --------------------
                                                     President

                                                                       EXHIBIT C


                   RESOLUTIONS ADOPTED AT A SPECIAL MEETING OF
                            THE BOARD OF DIRECTORS OF
                               ACETO PHARMA CORP.


RESOLVED THAT

        1. That the President is hereby authorized from time to time on behalf of Aceto Pharma Corp. (the "Company"):

        (a) To borrow money and obtain credit and other financial accommodations for or on behalf of the Company at any time, and from time to time, from JPMorgan Chase Bank, N.A. (the "Bank") pursuant to a Credit Agreement (the "Credit Agreement") among the Bank, Aceto Corporation, Aceto Agricultural Chemicals Corporation, CDC Products Corporation, Aceto Sanitary Corp. f/k/a Magnum Research Corp., ACCI Realty Corp, Arsynco Inc., Roehr Chemicals, Inc., and Aceto Industrial Chemical Corp., a New York corporation (excluding the Company, collectively, the "Other Borrowers") and the company;

        (b) To guarantee to the Bank the payment and performance of all obligations and liabilities of the Other Borrowers to the Bank, whether now existing or hereafter incurred, upon terms and conditions satisfactory to the Bank;

        (c) To apply for letters of credit or engage in acceptance financing;

        (d) To pledge, grant a security interest in, assign, endorse, negotiate, deliver or otherwise hypothecate or transfer to the Bank any and all assets now or hereafter held, owned or controlled by the Company as security for any loan, credit or financial accommodation from the Bank to the Company;

        (e) To execute and deliver in the name of the Company any agreement or agreements, including, but not limited to a Joinder to the Credit Agreement (collectively, the "Agreements") with the Bank with respect to financial or credit accommodations to the Company and the Other Borrowers with such changes, additions and deletions to the Agreements agreed to by any such officer, which execution and delivery shall be deemed conclusive evidence of the approval by the Company of the terms and agreements thereof;

        (f) To make, execute and deliver to the Bank any and all financing statements, consents, certificates, documents, instruments, and assignments, including, but not limited to, schedules, endorsements, guarantees, indemnities, agreements, waivers, amendments, consents, notices or other instruments as may be required by the Bank, from time to time, in connection with or in furtherance of the Agreements or any other transactions; and

        (g) To do and perform all other acts and things from time to time deemed by any officer or agent of the Bank or other person designated by any of them, necessary, convenience or proper to carry out, modify or supplement the Agreements or to fully carry out the intent of this resolution, and the execution, delivery or performance thereof by such officer or officers of the Company shall be deemed conclusive evidence of the approval thereof by the Company.

        2. That the Secretary be and hereby is authorized and directed to certify to the Bank the names of the present officers of the Company and persons authorized to sign for it, and the offices respectively held by them, together with specimens of their signatures.

        3. That the Secretary be and hereby is authorized and directed to certify to the Bank that this resolution has been duly adopted, is in full force and is in accordance with the provisions of the charter and by-laws of the Company.

        4. That any other transactions heretofore made on behalf of the Company with the Bank be and hereby are ratified, confirmed and approved, and that the Bank are hereby authorized to rely upon the authority conferred by this Resolution.